UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of March 19, 2025 (the “Merger Agreement”), by and among ProAssurance Corporation, a Delaware corporation (“ProAssurance”), The Doctors Company, a California-domiciled reciprocal inter-insurance exchange (“The Doctors Company”) and Jackson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of The Doctors Company (“Merger Sub”). On June 26, 2026, pursuant to the Merger Agreement, Merger Sub merged with and into ProAssurance (the “Merger”), the separate corporate existence of Merger Sub ceased, and ProAssurance was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of The Doctors Company.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.
In connection with the completion of the Merger, on June 26, 2026, all outstanding obligations in respect of principal, interest and fees under that certain Second Amended and Restated Credit Agreement, dated as of April 28, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among ProAssurance, the Lenders from time to time party thereto and U.S. Bank National Association, as administrative agent, were repaid, all commitments under the Credit Agreement were terminated and all liens and guarantees granted in connection therewith were released.
ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock, $0.01 par value, of ProAssurance (“ProAssurance Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares (as defined in the Merger Agreement)) was converted into the right to receive $25.00 per share in cash, without interest (the “Merger Consideration”).
In addition, pursuant to the Merger Agreement, as of the Effective Time, (i) except as otherwise agreed to in writing between a holder of restricted stock units and The Doctors Company, each restricted stock unit payable in shares of ProAssurance Common Stock that was issued and outstanding immediately prior to the Effective Time (excluding any such restricted stock units that were forfeited at or prior to the Effective Time in accordance with their terms or in accordance with the Merger Agreement) became fully vested and converted into the right to receive an amount in cash (without interest, less any applicable withholding taxes payable in respect thereto) equal to the Merger Consideration, (ii) except as otherwise agreed to in writing between a holder of performance shares and The Doctors Company, each outstanding performance share payable in shares of ProAssurance Common Stock (determined based on deemed target level performance) automatically vested and converted into the right to receive an amount of cash (without interest, less any applicable withholding taxes payable in respect thereto) equal to the Merger Consideration and (iii) all amounts held in deferred compensation accounts representing awarded shares of ProAssurance Common Stock that were deferred under ProAssurance’s Director Deferred Stock Compensation Plan, and any accrued dividend equivalents in such deferred compensation accounts that were converted into such shares, automatically converted into the right to receive an amount of cash (without interest) equal to the Merger Consideration for each such share.
The foregoing description of the Merger Agreement and Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to ProAssurance’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2025, and is incorporated into this item by reference.
ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
On June 26, 2026, in connection with the closing of the Merger, ProAssurance notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested that the NYSE (i) suspend trading of ProAssurance Common Stock on the NYSE [before the opening of trading] on June 26, 2026 and (ii) file a notification of removal from listing on Form 25 with the SEC to delist ProAssurance Common Stock from the NYSE and deregister the ProAssurance Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, ProAssurance Common Stock will no longer be listed on the NYSE.
In addition, after effectiveness of the Form 25, ProAssurance intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of ProAssurance’s reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the shares of ProAssurance Common Stock.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
The information set forth in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
At the Effective Time, a change of control of ProAssurance occurred. Merger Sub merged with and into ProAssurance, the separate corporate existence of Merger Sub ceased, and ProAssurance was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of The Doctors Company.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of ProAssurance ceased to be directors. No director was terminated or resigned because of any disagreement with ProAssurance, its management or its board of directors on any matter relating to its operations, policies or practices.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, Robert E. White, Jr., Marco Vanderlaan, and David A. McHale became the directors of the Surviving Corporation and shall hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal, in each case, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, all of the existing officers of ProAssurance became the officers of the Surviving Corporation and were immediately replaced with the following officers of the Surviving Corporation, who shall hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable law: Richard Anderson (Chairman and Chief Executive Officer); Robert E. White, Jr. (President); Marco Vanderlaan (Chief Financial Officer and Treasurer); and David A. McHale (Secretary).
ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.
The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.
In connection with the closing of the Merger, ProAssurance’s certificate of incorporation was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and ProAssurance’s bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”).
Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. The following are filed herewith:

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among ProAssurance Corporation, The Doctors Company and Jackson Acquisition Corporation, dated as of March 19, 2025, a copy of which was filed as an Exhibit to ProAssurance's Current Report on Form 8-K filed with the SEC on March 20, 2025 (File No. 001-16533) and incorporated herein by this reference.
3.1	Certificate of Amendment No. 2 to Certificate of Incorporation of ProAssurance.
3.2	Fifth Restatement of the Bylaws of ProAssurance, effective June 26, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

FORWARD-LOOKING STATEMENTS
This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (a) the completion of the merger on the anticipated terms and timing, (b) the satisfaction of other conditions to the completion of the merger, including obtaining required regulatory approvals; (c) the risk ProAssurance’s stock price may fluctuate during the pendency of the merger and may decline if the merger is not completed; (d) potential litigation relating to the merger that could be instituted against ProAssurance or its directors, managers or officers, including the effects of any outcomes related thereto; (e) the risk that disruptions from the merger will harm ProAssurance’s business, including current plans and operations, including during the pendency of the merger; (f) the ability of ProAssurance to retain and hire key personnel; (g) the diversion of management’s time and attention from ordinary course business operations to completion of the merger and integration matters; (h) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merge; (i) legislative, regulatory and economic developments; (j) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect ProAssurance’s financial performance; (k) certain restrictions during the pendency of the merger that may impact ProAssurance’s ability to pursue certain business opportunities or strategic transactions; (l) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (m) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (n) unexpected costs, liabilities or delays associated with the transaction; (o) the response of competitors to the transaction; (p) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring ProAssurance to pay a termination fee; and (q) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 26, 2026

PROASSURANCE CORPORATION
by: /s/ David A. McHale
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David A. McHale Secretary